UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2009

TOPSPIN MEDICAL, INC.
 (Exact name of registrant as specified in its charter)

Delaware	333-144472	510394637
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Global Park 2 Yodfat Street, Third Floor North Industrial Area Lod 71291 Israel	Not Applicable
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 972-8-9200033

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Certain Officers.

On April 2, 2009, Ms. Tami Sharbit-Bachar notified TopSpin Medical, Inc. (the “Company”) of her resignation from her position as our Director of Finance and Secretary. Pursuant to Ms. Sharbit-Bachar’s amended employment agreement with the Company, filed as an Exhibit 10.2 to the Company’s current report on Form 8-K dated May 1, 2008, Ms. Sharbit-Bachar will continue in her position as Director of Finance and Secretary for 45 days following the date of notice, or until such other time as Ms. Sharbit-Bachar and the Company mutually agree.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOPSPIN MEDICAL, INC.

Date: April 8, 2009

By: /s/ Tami Sharbit-Bachar
Name: Tami Sharbit-Bachar
Title: Director of Finance and Secretary